UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2024

LGAM Private Credit LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01674	27-0279273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

Warehouse Transaction

As disclosed in its registration statement on Form 10, LGAM Private Credit LLC (the “Company”) entered into and subsequently amended a facility agreement on March 8, 2023, July 6, 2023, and October 6, 2023 with an unaffiliated third party to acquire its initial portfolio investments by purchasing certain investments owned and held by such third party concurrently with the initial closing of the Company’s private offering. The Company’s obligation to purchase such investments was conditional upon satisfying certain conditions, namely (1) the earlier of (a) September 1, 2023, so long as the Company has received aggregate subscriptions of $75 million or greater, or (b) the receipt of aggregate subscriptions of $500 million or greater, and (2) the Board of Directors’ approval of the Company’s acceptance of such capital subscriptions. The Company made customary representations and warranties in the facility agreement. On December 1, 2023, the Company satisfied the conditions set forth in the facility agreement and purchased an initial portfolio of approximately $81 million of gross commitments (funded and unfunded). The initial portfolio of investments consists primarily of directly originated senior secured term loans issued by U.S. middle-market companies backed by financial sponsors. The initial portfolio is comprised of primarily first lien senior secured floating rate loans. There are no material differences between the underwriting standards used in the acquisition of the investments the Company acquired pursuant to the facility agreement and the underwriting standards to be employed by the Company’s investment adviser on its behalf.

Below is an unaudited schedule of investments as of December 1, 2023 for the portfolio of investments the Company acquired pursuant to the facility agreement.

LGAM Private Credit LLC

Consolidated Schedule of Investments (Unaudited)
December 1, 2023
(In thousands)

Investments-non-controlled/non- affiliated	Footnotes	Reference Rate and Spread (1)		Interest Rate	Maturity Date	Par Amount/ Shares	Cost	Fair Value	Percentage of Fair Value
First Lien Debt
Automobile Components
Sonny's Enterprises, LLC	(2)	S +	6.75%	12.28%	08/05/2028	3,057	$2,989	$2,989	4.58%
Sonny's Enterprises, LLC	(2)	S +	6.75%	12.28%	08/05/2028	285	270	270	0.41
Sonny's Enterprises, LLC	(2)(4)	S +	6.75%	12.28%	08/05/2027	—	(12)	(12)	(0.02)
							3,247	3,247	4.97
Automobiles
Summit Buyer, LLC	(2)	S +	5.75%	11.20%	01/14/2026	121	110	110	0.17
Summit Buyer, LLC	(2)(4)	S +	5.75%	11.20%	01/14/2026	—	(2)	(2)	—
							108	108	0.17
Chemicals
Tank Holding Corp.	(3)	S +	5.75%	11.44%	03/31/2028	3,481	3,388	3,388	5.19
Tank Holding Corp.	(3)	S +	5.75%	11.44%	03/31/2028	505	477	477	0.73
							3,865	3,865	5.92
Construction & Engineering
Superman Holdings, LLC	(2)	S +	5.75%	11.52%	08/31/2027	805	788	788	1.21
Superman Holdings, LLC	(2)(4)	S +	5.75%	11.52%	08/31/2027	—	(2)	(2)	(0.01)
							786	786	1.20
Distributors
Avalara, Inc.	(3)	S +	7.25%	12.64%	10/19/2028	6,364	6,320	6,320	9.68
Avalara, Inc.	(3)(4)	S +	7.25%	12.64%	10/19/2028	—	(4)	(4)	(0.01)
Bradyifs Holdings, LLC	(2)	S +	6.00%	11.38%	10/31/2029	2,930	2,872	2,872	4.40
Bradyifs Holdings, LLC	(2)	S +	6.00%	11.38%	10/31/2029	79	75	75	0.12
Bradyifs Holdings, LLC	(2)(4)	S +	6.00%	11.38%	10/31/2029	—	(5)	(5)	(0.01)
							9,258	9,258	14.18
Health Care Providers & Services
DCA Investment Holdings, LLC	(3)	S +	6.50%	11.89%	04/03/2028	4,565	4,534	4,534	6.94
DCA Investment Holdings, LLC	(3)	S +	6.50%	11.90%	04/03/2028	2,398	2,381	2,381	3.65
DCA Investment Holdings, LLC	(3)	S +	6.50%	11.80%	04/03/2028	439	426	426	0.65
iCIMS, Inc.	(3)	S +	6.75%	12.62%	08/18/2028	5,351	5,320	5,320	8.15
iCIMS, Inc.	(3)(4)	S +	6.75%	12.62%	08/18/2028	—	(7)	(7)	(0.01)
iCIMS, Inc.	(3)	S +	6.75%	12.62%	08/18/2028	82	78	78	0.12
PPV Intermediate Holdings, LLC	(3)(4)	S +	5.75%	11.17%	08/31/2029	—	(6)	(6)	(0.01)
							12,726	12,726	19.49
Health Care Technology
Hyland Software, Inc.	(3)	S +	6.00%	11.35%	09/19/2030	1,819	1,792	1,792	2.74
Hyland Software, Inc.	(3)(4)	S +	6.00%	11.35%	09/19/2029	—	(1)	(1)	—
							1,791	1,791	2.74
Insurance Services
Galway Borrower, LLC	(3)	S +	5.75%	11.14%	09/29/2028	1,660	1,630	1,630	2.50
Galway Borrower, LLC	(3)(4)	S +	5.75%	11.14%	09/29/2028	—	(22)	(22)	(0.03)
Higginbotham Insurance Agency, Inc.	(2)	S +	5.50%	10.95%	11/25/2028	336	331	331	0.51
Integrity Marketing Acquisition, LLC	(3)	S +	6.00%	11.39%	08/27/2026	1,884	1,855	1,855	2.84
Integrity Marketing Acquisition, LLC	(3)	S +	6.00%	11.39%	08/27/2026	1,258	1,237	1,237	1.89
Integrity Marketing Acquisition, LLC	(3)(4)	S +	6.00%	11.39%	08/27/2026	—	(10)	(10)	(0.01)
Peter C. Foy & Associates Insurance Services, LLC	(3)	S +	6.50%	11.85%	11/01/2028	1,500	1,472	1,472	2.25
Peter C. Foy & Associates Insurance Services, LLC	(3)	S +	6.50%	11.85%	11/01/2028	—	(14)	(14)	(0.02)
RSC Acquisition, Inc.	(3)(4)	S +	6.00%	11.43%	11/01/2029	3	2	2	—
World Insurance Associates, LLC	(2)	S +	6.75%	12.14%	04/03/2028	4,788	4,638	4,638	7.10
							11,119	11,119	17.03
Multi-Utilities
AWP Group Holdings, Inc.	(2)	S +	5.50%	10.99%	12/22/2029	2,581	2,532	2,532	3.88
AWP Group Holdings, Inc.	(2)	S +	5.50%	10.99%	12/22/2029	66	52	52	0.08
AWP Group Holdings, Inc.	(2)	S +	5.50%	10.99%	12/22/2029	164	154	154	0.24
							2,738	2,738	4.20
Professional Services
Bullhorn, Inc.	(2)	S +	5.75%	10.99%	09/30/2026	6,220	6,181	6,181	9.47
Bullhorn, Inc.	(2)	S +	5.75%	10.99%	09/30/2026	520	516,000	516	0.79
Bullhorn, Inc.	(2)(4)	S +	5.75%	10.99%	09/30/2026	—	(2)	(2)	—
							6,695	6,695	10.26
Real Estate Management & Development
MRI Software, LLC	(2)	S +	5.50%	10.99%	02/10/2026	6,511	6,471	6,471	9.91
MRI Software, LLC	(2)(4)	S +	5.50%	10.99%	02/10/2026	—	(3)	(3)	—
							6,468	6,468	9.91
Software
GS AcquisitionCo, Inc.	(2)	S +	5.50%	11.04%	05/22/2026	6,529	6,488	6,48	9.94
GS AcquisitionCo, Inc.	(2)(4)	S +	5.50%	11.04%	05/22/2026	—	(3)	(3)	(0.01)
							6,485	6,485	9.93
Total First Lien Debt							$65,286	$65,286	100.00
Total Portfolio Investments							$65,286	$65,286	100.00

(1)	Variable rate loans bear interest at a rate that may be determined by the larger of the floor or the reference to either SOFR including SOFR adjustment, if any, (“S”), SONIA (“SN”), CDOR (“C”) or alternate base rate (commonly based on the U.S. Prime Rate (“P”), unless otherwise noted) at the borrower’s option, which reset periodically based on the terms of the credit agreement. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates.

(2)	Loan includes interest rate floor of 1.00%.

(3)	Loan includes interest rate floor of 0.75%

(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024	LGAM Private Credit LLC

	By:	/s/ David Pessah
David Pessah
Chief Financial Officer